Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:        Leslie H. Wexner
                                             c/o Limited Brands, Inc.
                                             Three Limited Parkway
                                             Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:    Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):             11/22/2004


                                   Amount of
                                  Securities
                                  Beneficially
                                     Owned             Ownership
                                   Following             Form:
                                   Reported           Direct (D) or       Nature of Indirect
Title of Security                Transaction(s)       Indirect (I)        Beneficial Ownership
-----------------                --------------       ------------        --------------------
Common Stock                      15,000,000              I  (3)            Foxcote One

Common Stock                       6,235,455              D/I  (2)          (2)

Common Stock                       9,327,638              I  (3)            H.R.E.I. Trust

Common Stock                       7,049,856              I  (3)            The Abigail Trust

Common Stock                       5,000,000              I  (4)            Foxcote Two

Common Stock                       4,755,692              D/I  (1)          (1)

Common Stock                       4,892,608              I  (3)            Wexner Personal Holdings Corporation

Common Stock                       1,188,500  (5)         I  (3)            Held in The Limited, Inc.
                                                                            Savings and Retirement Plan for
                                                                            Leslie H. Wexner's account

Common Stock                         400,000              I  (4)            Abigail S. Koppel Grantor Trust


See Notes on next page.

Name and Address of Reporting Person:         Leslie H. Wexner
                                              c/o Limited Brands, Inc.
                                              Three Limited Parkway
                                              Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:     Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              11/22/2004


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of November 30, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          Abigail S. Wexner

Address of Joint Filer:                       c/o Limited Brands, Inc.
                                              Three Limited Parkway
                                              Columbus, OH  43216

Relationship of Joint Filer to Issuer:        Director

Issuer Name and Ticker or Trading Symbol:     Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              11/22/2004

Designated Filer:                             Leslie H. Wexner

SIGNATURE:


Abigail S. Wexner
------------------------
Abigail S. Wexner


December 3, 2004
----------------
Date